Exhibit 10.1

EMPERY DIGITAL INC.

Amendment No. 2 and Waiver to the At-The-Market Issuance Sales Agreement

June 2, 2026

Aegis Capital Corp.

1345 Avenue of the Americas, 27th Floor

New York, NY 10015

Ladies and Gentlemen:

Reference is made to the At-The-Market Issuance Sales Agreement, dated October 18, 2024, between Empery Digital Inc. (f/k/a Volcon, Inc.), a Delaware corporation (the “Company”), and Aegis Capital Corp. (“Aegis” or the “Sales Agent”), as amended by Amendment No.1 to the At-The-Market Issuance Sales Agreement dated July 17, 2025 (as amended, the “Agreement”), with respect to the issuance and sale from time to time through the Sales Agent of the Company’s common stock, par value $0.00001 per share (“Common Stock”), on the terms set forth in the Agreement.

WHEREAS, notwithstanding Section 13(d) of the Agreement, the parties hereto have at all times continued to operate under the Agreement and have treated the Agreement to be in full force and effect in accordance with its terms other than clause (i) of Section 13(d).

WHEREAS, the parties hereto wish to (A) waive clause (i) of Section 13(d) of the Agreement, including any and all rights arising under and in connection therewith, (B) confirm their agreement and acknowledgement that the Agreement has remained, and shall continue to remain, in full force and effect in accordance with its terms, other than as provided herein, and (C) amend the Agreement through this Amendment No. 2 and Waiver to the At-The-Market Issuance Sales Agreement (this “Amendment and Waiver”) to delete clause (i) of Section 13(d) of the Agreement.

SECTION 1. Waiver. Each of the parties hereto unconditionally waives clause (i) of Section 13(d) of the Agreement and any and all rights that it may have under or in connection therewith.

SECTION 2. Amendment. The parties hereto agree that Section 13(d) of the Agreement is amended and restated as follows:

Unless earlier terminated pursuant to this Section 13, this Agreement will automatically terminate upon the issuance and sale of all of the Placement Shares through Aegis on the terms and subject to the conditions set forth herein, except that, in such case, the provisions of Section 9, Section 11, Section 12, Section 18 and Section 19 hereof will remain in full force and effect notwithstanding such termination.

SECTION 3. Amendment. The Agreement, as amended by this Amendment and Waiver, is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Amendment and Waiver is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein.

SECTION 4. Agreement in Full Force and Effect. For the avoidance of doubt, and without limiting any other provision of this Amendment and Waiver, the parties hereby confirm and agree that the Agreement, as amended by this Amendment and Waiver, is and at all times has been in full force and effect, the Agreement has not terminated, expired or otherwise ceased to be effective at any time and all terms, conditions, representations, warranties, covenants, agreements, indemnities, and other provisions of the Agreement (other than clause (i) of Section 13(d) which is hereby waived and deleted) are and at all times have been operative and enforceable in accordance with their respective terms.

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SECTION 5. Governing Law. This Amendment and Waiver and any claim, counterclaim, controversy or dispute of any kind or nature whatsoever arising out of or in any way relating to this Amendment and Waiver, directly or indirectly, shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Counterparts. This Amendment and Waiver may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 7. Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Amendment and Waiver.

[Signature Page Follows]

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 If the foregoing correctly sets forth the understanding between the Company and the Sales Agent, please so indicate in the space provided below for that purpose, whereupon this Amendment and Waiver and your acceptance shall constitute a binding agreement among the Company and the Sales Agent.

Very truly yours,

EMPERY DIGITAL INC.

By: /s/ Greg Endo

Name: Greg Endo

Title: Chief Financial Officer

[Signature Page to Amendment No.2 and Waiver to the At-The-Market Issuance Sales Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written:

AEGIS CAPITAL CORP.

By:  /s/ Robert J. Eide

Name: Robert J, Eide

Title: Chief Executive Officer

[Signature Page to Amendment No.2 and Waiver to the At-The-Market Issuance Sales Agreement]